Supplement Dated July 1, 2011
To The Statement of Additional Information
Dated May 1, 2011

JNL® Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

On pages 26-27, in the section entitled “Managers and Officers of the JNL Variable Fund,” please delete the rows for Karen J. Buiter and Michael Piszczek and replace with the following:

Name, Address and (Age)	Position(s) Held with the JNL Variable Funds (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Manager or Officer
Karen J. Buiter, CPA (46) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Vice President – Financial Reporting of the Adviser (7/2011 to present); Assistant Vice President – Financial Reporting of the Adviser (4/2008 to 6/2011); Assistant Treasurer of other Investment Companies advised by the Adviser (12/2008 to present); Treasurer of Henderson Global Funds (2/2004 to 3/2008)

Other Directorships Held by Trustee: Not Applicable
Michael Piszczek, CPA (53) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Vice President – Tax of the Adviser (7/2011 to present); Assistant Vice President – Tax of the Adviser (11/2007 to 6/2011); Vice President of other Investment Companies advised by the Adviser (11/2007 to present); Assistant Vice President – Nuveen Investments (4/1999 to 8/2007); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/1999 to 8/2007)

Other Directorships Held by Manager: Not Applicable

This Supplement is dated July 1, 2011.

(To be used with V3670 05/11 and V3670PROXY 05/11.)

CMX7597 07/11